Annual Report

U.S.TREASURY FUNDS

MAY 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
U.S. TREASURY FUNDS
-------------------
o Shorter-term Treasuries posted good returns as the economy slowed and the Federal Reserve slashed short-term interest rates in the last six months.
o The U.S. Treasury Money Fund outperformed its benchmark in the 6- and 12-month periods ended May 31, 2001.
o The U.S. Treasury Intermediate Fund outpaced its Lipper peer group average in both periods.
o The U.S. Treasury Long-Term Fund lagged its Lipper benchmark in the last six months, but surpassed it for the 12-month period.
o The economy should remain weak through the third quarter, and the Fed is prepared to cut rates further.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     The environment for Treasuries was favorable in the 12-month period ended May 31, 2001, as the economy slowed dramatically and interest rates declined. In the last six months, the Federal Reserve aggressively cut short-term lending rates five times in an attempt to boost the economy. Against this backdrop, the shorter-term U.S. Treasury funds posted good six-month and excellent one-year returns. Long-term Treasuries were strong for the year but struggled in the last six months as long-term rates retraced some earlier declines.

MARKET ENVIRONMENT

     Just one year ago, the Federal Reserve raised the federal funds target rate--an overnight interbank lending rate and a benchmark for other interest rates--to 6.50% in an attempt to rein in the overheating U.S. economy. The Fed's efforts were successful: over the next several months, businesses cut spending, consumption fell from record levels, and factories curbed production to stem a build-up in inven-tories. Rising energy prices and a significant stock market correction in late 2000 also contributed to the slowdown.

             -----------------------------------------------------

   The following table was depicted as a line graph in the printed material.

        30-Year Treasury Bond    5-Year Treasury Note     90-Day Treasury Bill
        ---------------------    --------------------     --------------------
5/31/00          6.14                    6.65                    5.92
                 5.94                    6.25                    5.84
                 5.8                     6.16                    6.2
Aug-2000         5.71                    6.02                    6.31
                 5.89                    5.9                     6.21
                 5.8                     5.82                    6.38
Nov-2000         5.66                    5.52                    6.26
                 5.46                    4.97                    5.89
                 5.5                     4.77                    4.99
Feb-2001         5.31                    4.65                    4.85
                 5.44                    4.56                    4.28
                 5.79                    4.88                    3.88
5/31/01          5.75                    4.91                    3.61

             -----------------------------------------------------

     In an attempt to reinvigorate the faltering economy, the Fed initiated a "rapid and forceful" easing of monetary conditions in early January. Through the end of May, the Fed lowered the fed funds rate 250 basis points (two and one-half percentage points) to 4.00%--a seven-year low. This was the sharpest five-month decline for short-term rates since 1984.

     Ninety-day Treasury bill yields closely tracked the fed funds rate in the last six months, falling from 6.26% at the end of November to 3.61% on May 31. Five-year Treasury yields also declined, though not as sharply, from 5.52% to 4.91% in the same period. In contrast, the 30-year Treasury bond yield rose from 5.66% to 5.75%, as shown in the graph on page one, in anticipation of stronger economic growth, tax cuts that could reduce the federal budget surplus and curtail the Treasury's buyback program, and possibly higher inflation later this year. This hurt total returns on long-term Treasuries for the past six months.

     Short-term interest rates were higher than longer-term rates for most of 2000, and the Treasury yield curve--a graphic depiction of the yields offered by Treasuries with different maturities--was "inverted" (i.e., sloped downward from left to right). As a result of the Fed's aggressive monetary policy actions in the last six months, short-term rates fell far below long-term rates, and the yield curve returned to a normal shape: sloping upward from left to right.

U.S. TREASURY MONEY FUND


PERFORMANCE COMPARISON
----------------------
Periods Ended 5/31/01                           6 Months             12 Months
---------------------                           --------             ---------
U.S. Treasury Money Fund                          2.51%                5.44%
 ...............................................................................
Lipper U.S. Treasury Money
Market Funds Average                              2.36                 5.25
 ...............................................................................
     Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.


     Your fund returned 2.51% in the last six months and 5.44% in the 12-month period ended May 31, 2001. As shown in the table, the fund performed better than its benchmark, the Lipper U.S. Treasury Money Market Funds Average, in both periods. Reflecting the sharp drop in short-term interest rates, the fund's seven-day compound dividend yield tumbled from 5.97% on November 30 to 3.97% at the end of May. However, the six-month dividend per share fell only slightly from the previous six months, reflecting our efforts to maintain an attractive level of income in a falling interest rate environment.

     The fund outperformed its peer group average in the last six months because its weighted average maturity was longer. In the closing months of 2000, we believed--correctly--that the slowing of the economy would prompt the Federal Reserve to reduce short-term interest rates. In response, we shifted assets into Treasury bills with the highest yields and longest maturities. This action, which extended the fund's weighted average maturity from 69 days at the end of November to 83 days at the end of May, helped us delay our reinvestment of proceeds from maturing securities into lower-yielding Treasuries.

     Recent and proposed changes to the Treasury's borrowing schedule influenced how we structured the portfolio. The amount of T-bills auctioned each week was quite erratic in the last few months. In addition, as part of the government's plan to shorten the average maturity of its debt, the Treasury discontinued monthly auctions of one-year bills in February and announced plans to have weekly four-week bill auctions starting in the third quarter. Given the volatility of T-bill supply, we decided to structure the portfolio somewhat like a ladder by spreading the fund's assets across bills with various maturities. This helps enhance the fund's liquidity because it ensures that some holdings will mature on a regular basis. However, we still have a slight bias toward longer maturities because we believe short-term interest rates will continue to decline.

U.S. TREASURY INTERMEDIATE FUND

PERFORMANCE COMPARISON
----------------------
Periods Ended 5/31/01                           6 Months             12 Months
---------------------                           --------             ---------
U.S. Treasury Intermediate Fund                   4.34%                11.85%
 ................................................................................
Salomon Smith Barney 1-7 Year
Treasury Index                                    4.82                 10.89
 ................................................................................
Lipper Average of Intermediate
U.S. Treasury Funds                               3.91                 11.60
 ...............................................................................


     Your fund posted a solid 4.34% return for the six-month period ended May 31, reflecting dividend income of $0.14 per share and net asset value (NAV) appreciation of $0.09. For the 12-month period, the fund returned a strong 11.85%, which was driven almost equally by income of $0.28 and a $0.30 increase in the NAV.

     As shown in the table, the fund outpaced its Lipper benchmark in both periods. Our exposure to Treasuries maturing in two to five years--which fared much better than 10-year issues in the last six months--helped us outperform competing funds with greater empha-sis on longer-term securities. However, the fund lagged the Salomon Smith Barney 1-7 Year Treasury Index in the last six months because the index had higher exposure to shorter-term issues. The fund's 12-month relative performance was favorable, thanks to strength in longer-term Treasuries in the first half of the fund's fiscal year.

     When the Federal Reserve began reducing short-term interest rates, we anticipated that the Treasury yield curve would steepen (i.e., short-term rates would fall below long-term rates, and the difference between them would increase) and that short-term Treasuries would outperform. To benefit from this, we shifted assets from Treasuries with very short maturities and 10-year securities into Treasuries maturing in two to five years.


                           . . . we anticipated that
                            the Treasury yield curve
                              would steepen . . .


     The fund's duration was little changed during the last six months. We increased it from 5.1 years in November to 5.2 years in March, then reduced it to 5.0 years in May when some economic data raised hopes that the economy would rebound sooner than expected. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa.)

     We continued to diversify the portfolio with Ginnie Maes during the last six months. These mortgage-backed securities provide attractive yields versus comparable Treasuries yet have the same high credit quality. Initially, we trimmed our allocation as mortgage rates plunged and prepayment concerns escalated. (When long-term rates decline, mortgages lag Treasuries because homeowners are more likely to refinance at lower rates and pay off their mortgages early.) However, as refinancing activity abated in recent months, we began rebuilding our mortgage position. We also kept about 6% of assets in Treasury Inflation-Protected Securities (TIPS), which have performed very well over the last year. The value of these securities is adjusted monthly to reflect changes in the consumer price index.

U.S. TREASURY LONG-TERM FUND

PERFORMANCE COMPARISON
----------------------
Periods Ended 5/31/01                           6 Months            12 Months
---------------------                           --------            ---------
U.S. Treasury Long-Term Fund                      0.98%               10.74%
 ..............................................................................
Salomon Smith Barney
Treasury Index                                    3.36                11.09
 ..............................................................................
Lipper Average of General
U.S. Treasury Funds                               1.72                10.35
 ..............................................................................


     Your fund posted a modest return of 0.98% in the last six months, reflecting the rise in long Treasury rates, and a solid 10.74% gain for the one-year period ending May 31. For the six-month period, dividend income of $0.30 more than offset a $0.19 decline in the fund's net asset value (NAV). The fund's 12-month performance was derived from income of $0.61 and a $0.51 increase in the NAV.

     The fund trailed its benchmarks in the last six months because of our emphasis on longer-term Treasuries, which lagged shorter maturities as long-term rates edged higher. Our heavy commitment to long-term Treasuries was reflected in the portfolio's 10.9-year duration at the end of May, slightly higher than
10.6 years on November 30. (See U.S. Treasury Intermediate for an explanation of duration.) For the 12-month period, the fund surpassed its Lipper peer group average and was mostly in line with the Salomon Smith Barney Treasury Index because of the strong performance of long Treasuries in the first six months of the fund's fiscal year.

     As short-term interest rates fell in recent months, we shifted some assets from Treasuries with maturities exceeding 10 years to securities maturing in two to four years to capture their appreciation. We also purchased Treasuries with 8- to 10-year maturities because they offered relatively attractive yields and, in our opinion, have less downside risk than longer-term bonds if the economy strengthens.

     We slightly increased our exposure to Ginnie Maes, which were hampered by strong prepayment activity triggered by plunging mortgage rates late last year. These mortgage-backed securities provide attractive yields and held up better than long-term Treasuries as long-term rates increased in recent months. We also boosted our exposure to Treasury Inflation-Protected Securities (TIPS) from 2% to 6% of assets. The value of these securities is adjusted monthly to reflect changes in the consumer price index, so they are a good hedge against higher inflation.

OUTLOOK

     The economy is likely to remain weak through the third quarter but should avoid falling into a recession. Inflation remains mostly contained. The Federal Reserve is prepared to reduce short-term rates further, but with several significant rate cuts already enacted and a tax cut on the way, we expect the fed funds rate to drop only another 50 to 100 basis points. We believe returns from Treasuries will be positive, but probably not as robust as in the past year.

Respectfully submitted,

/s/

William T. Reynolds
President, T. Rowe Price U.S. Treasury Funds

June 15, 2001

================================================================================
T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

KEY STATISTICS                                     11/30/00            5/31/01
--------------                                     --------            -------
U.S. TREASURY MONEY FUND
------------------------
Price Per Share                                  $     1.00        $     1.00
 ...............................................................................
Dividends Per Share
      For 6 months                                   0.028              0.025
      For 12 months                                  0.053              0.053
 ...............................................................................
Dividend Yield (7-Day Compound) *                    5.97%              3.97%
Weighted Average Maturity (days)                      69                 83
Weighted Average Quality **                       First Tier        First Tier

U.S. TREASURY INTERMEDIATE FUND
-------------------------------
Price Per Share                                  $    5.17        $     5.26
 ...............................................................................
Dividends Per Share
      For 6 months                                    0.14              0.14
      For 12 months                                   0.28              0.28
 ...............................................................................
30-Day Dividend Yield ***                             5.84%             4.97%
30-Day Standardized Yield to Maturity                 5.98              4.73
Weighted Average Maturity (years)                     6.5               6.1
Weighted Average Effective Duration (years)           5.1               5.0
Weighted Average Quality ****                         AAA               AAA

(continued on next page)

T. ROWE PRICE U.S. TREASURY FUNDS
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

KEY STATISTICS                                      11/30/00            5/31/01
--------------                                      --------            -------
U.S. TREASURY LONG-TERM FUND
----------------------------
Price Per Share                                   $   11.28       $      11.09
 ...............................................................................
Dividends Per Share
      For 6 months                                     0.31               0.30
      For 12 months                                    0.62               0.61
 ...............................................................................
30-Day Dividend Yield ***                              5.52%              5.43%
30-Day Standardized Yield  to Maturity                 5.68               5.38
Weighted Average Maturity (years)                      16.3               15.7
Weighted Average Effective Duration (years)            10.6               10.9
Weighted Average Quality ****                          AAA                AAA

     * Dividends earned and reinvested for the last seven days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     ** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
     *** Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
     **** Based on T. Rowe Price research.

     Note: Investments in the U.S. Treasury Funds are not insured or guaranteed by the U.S. government.

================================================================================
T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
  PERFORMANCE COMPARISON

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

              ---------------------------------------------------

The following three tables are depicted as line graphs in the printed material.


                    Salomon Smith Barney           U.S. Treasury
                  1-7 Year Treasury Index         Intermediate Fund
                  -----------------------         -----------------
5/31/91                    10000                       10000
5/31/92                    11110                       11131
5/31/93                    12157                       12320
5/31/94                    12339                       12407
5/31/95                    13375                       13559
5/31/96                    14136                       14037
5/31/97                    15104                       14946
5/31/98                    16315                       16378
5/31/99                    17151                       17079
5/31/00                    17767                       17416
5/31/01                    19701                       19479

                       Salomon Smith
                   Barney Treasury Index          U.S. Treasury Long-Term Fund
                   ---------------------          ----------------------------
5/31/91                   10000                             10000
5/31/92                   11200                             11181
5/31/93                   12561                             12749
5/31/94                   12701                             12738
5/31/95                   14085                             14679
5/31/96                   14646                             14829
5/31/97                   15737                             16011
5/31/98                   17518                             18985
5/31/99                   18295                             19565
5/31/00                   18907                             20040
5/31/01                   21004                             22192

              ---------------------------------------------------

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


                   Lipper U.S. Treasury
               Money Market Funds Average           U.S. Treasury Money Fund
               --------------------------           ------------------------
5/31/91                   10000                             10000
5/31/92                   10458                             10449
5/31/93                   10754                             10731
5/31/94                   11041                             11013
5/31/95                   11547                             11517
5/31/96                   12128                             12101
5/31/97                   12703                             12675
5/31/98                   13325                             13297
5/31/99                   13913                             13890
5/31/00                   14568                             14550
5/31/01                   15344                             15340


AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/01                 1 Year     3 Years    5 Years   10 Years
-------------------------------------------------------------------------------

U.S. Treasury Money Fund               5.44%      4.88%      4.86%       4.37%
U.S. Treasury Intermediate Fund       11.85       5.95       6.77        6.89
U.S. Treasury Long-Term Fund          10.74       5.34       8.40        8.30

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of fund shares.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
                                 For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                              Year
                             Ended
                           5/31/01    5/31/00    5/31/99     5/31/98    5/31/97
NET ASSET VALUE
Beginning of period       $  1.000   $  1.000   $  1.000   $   1.000   $  1.000

Investment activities
Net investment income (loss) 0.053      0.046      0.044       0.048      0.046

Distributions
Net investment income       (0.053)    (0.046)    (0.044)     (0.048)    (0.046)

NET ASSET VALUE
End of period             $  1.000   $  1.000   $  1.000   $   1.000   $  1.000

RATIOS/SUPPLEMENTAL DATA
Total return*                5.44%      4.75%      4.46%       4.91%      4.74%

Ratio of total expenses to
average net assets           0.49%      0.48%      0.51%       0.51%      0.56%

Ratio of net investment
income (loss) to average
net assets                   5.31%      4.66%      4.37%       4.82%      4.65%

Net assets, end of period
(in thousands)            $ 956,125  $ 927,410  $ 889,945  $  846,586  $ 821,075


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
                                 For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                               Year
                              Ended
                            5/31/01    5/31/00    5/31/99    5/31/98    5/31/97
NET ASSET VALUE
Beginning of period        $   4.96   $   5.19   $   5.30   $   5.12   $   5.11

Investment activities
  Net investment income (loss) 0.28       0.28       0.27       0.30       0.31
  Net realized and
  unrealized gain (loss)       0.30      (0.18)     (0.04)      0.18       0.01

  Total from
  investment activities        0.58       0.10       0.23       0.48       0.32

Distributions
  Net investment income      (0.28)     (0.28)     (0.27)     (0.30)     (0.31)
  Net realized gain               -     (0.05)     (0.07)          -          -
  Total distributions        (0.28)     (0.33)     (0.34)     (0.30)     (0.31)

NET ASSET VALUE
End of period             $   5.26   $   4.96   $   5.19   $   5.30   $   5.12

RATIOS/SUPPLEMENTAL DATA
Total return*               11.85%      1.97%      4.28%      9.58%      6.48%

Ratio of total expenses to
average net assets           0.65%      0.64%      0.62%      0.61%      0.64%

Ratio of net investment
income (loss) to average
net assets                   5.35%      5.49%      5.02%      5.72%      6.11%

Portfolio turnover rate     108.0%      48.5%      61.2%     112.8%      57.9%

Net assets, end of period
(in thousands)            $ 242,925  $ 230,350  $ 255,987  $ 203,027  $ 180,609


* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------
                                For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                                Year
                               Ended
                             5/31/01     5/31/00    5/31/99    5/31/98   5/31/97
NET ASSET VALUE
Beginning of period         $  10.58   $  11.07   $  11.39   $  10.17   $ 10.02

Investment activities
Net investment income (loss)    0.61       0.62       0.62       0.63      0.63
Net realized and
unrealized gain (loss)          0.51      (0.38)     (0.25)      1.22      0.15

Total from
investment activities           1.12       0.24       0.37       1.85      0.78

Distributions
Net investment income          (0.61)     (0.62)     (0.62)     (0.63)    (0.63)
Net realized gain                   -     (0.11)     (0.07)          -         -
Total distributions            (0.61)     (0.73)     (0.69)     (0.63)    (0.63)

NET ASSET VALUE
End of period               $  11.09   $  10.58   $  11.07   $  11.39   $ 10.17

RATIOS/SUPPLEMENTAL DATA
Total return*                  10.74%      2.43%      3.06%     18.58%     7.97%

Ratio of total expenses to
average net assets              0.63%      0.64%      0.66%      0.67%     0.80%

Ratio of net investment
income (loss) to average
net assets                      5.51%      5.89%      5.30%      5.71%     6.22%

Portfolio turnover rate        31.3%      21.7%      74.1%      80.8%     67.6%

Net assets, end of period
(in thousands)              $303,795   $ 299,840  $ 333,535  $ 275,850  $ 71,263

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
STATEMENT OF NET ASSETS
                                                               Par        Value
                                                               In thousands
U.S. GOVERNMENT OBLIGATIONS  99.3%
U.S. Treasury Bills
          3.47%, 6/7 - 7/26/01                             $  14,414   $ 14,355
          3.475%, 7/26/01                                     15,000     14,920
          3.48%, 7/26/01                                       1,221      1,214
          3.485%, 6/7/01                                         801        801
          3.50%, 6/7 - 7/26/01                                26,598     26,463
          3.558%, 6/7/01                                      40,000     39,976
          3.56%, 6/7/01                                          523        523
          3.588%, 7/5 - 7/12/01                               21,144     21,072
          3.615%, 7/5/01                                      30,000     29,898
          3.653%, 8/2/01                                       1,391      1,382
          3.68%, 6/28/01                                      45,000     44,876
          3.70%, 6/28/01                                       5,000      4,986
          3.727%, 6/7/01                                         177        177
          3.735%, 6/7/01                                      50,000     49,969
          3.81%, 8/2/01                                       11,932     11,854
          3.94%, 6/14/01                                       3,860      3,854
          3.95%, 6/14/01                                      20,000     19,971
          4.09%, 8/2/01                                       30,000     29,789
          4.595%, 7/12/01                                        854        849
          4.638%, 6/14/01                                     50,000     49,916
          4.728%, 7/12/01                                      1,912      1,902
          4.775%, 7/19/01                                     20,000     19,873
          4.785%, 7/12/01                                     25,000     24,864
          4.87%, 7/12/01                                       3,180      3,162
          4.895%, 7/12/01                                      2,924      2,908
          4.896%, 7/19/01                                     30,000     29,804
          4.923%, 7/12/01                                     10,953     10,892
          5.025%, 7/12/01                                      4,552      4,526

U.S. Treasury Notes
          5.50%, 7/31 - 8/31/01                              150,000    150,342
          5.875%, 10/31 - 11/30/01                           101,070    101,638
          6.125%, 12/31/01                                    20,000     20,248
          6.25%, 1/31/02                                      20,000     20,314
          6.375%, 9/30/01                                     80,000     80,605
          6.50%, 8/31/01 - 5/31/02                            60,000     60,370
          7.50%, 11/15/01                                     50,000     50,719
 ................................................................................
Total U.S. Government Obligations (Cost  $949,012)                      949,012
 ................................................................................

Total Investments in Securities
99.3% of Net Assets (Cost  $949,012)                              $     949,012
 ................................................................................
Other Assets Less Liabilities                                             7,113
 ................................................................................
NET ASSETS                                                        $     956,125
 ................................................................................
Net Assets Consist of:
Accumulated net investment income - net of distributions          $          82
Accumulated net realized gain/loss - net of distributions                   270
Paid-in-capital applicable to 955,851,022
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized                                           955,773
 ................................................................................
NET ASSETS                                                        $     956,125
 ................................................................................
NET ASSET VALUE PER SHARE                                         $        1.00

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
STATEMENT OF NET ASSETS
                                                            Par          Value
                                                                In thousands
U.S. GOVERNMENT OBLIGATIONS  88.0%

U.S. Treasury Obligations  88.0%
U.S. Treasury Bonds
          9.375%, 2/15/06                              $    4,350   $    5,146
          12.00%, 5/15/05                                   7,100        8,895
U.S. Treasury Inflation-Indexed Notes
          3.375%, 1/15/07                                  11,120       11,353
          3.625%, 1/15/08                                   4,035        4,161
U.S. Treasury Notes
          5.875%, 11/15/05                                  3,600        3,733
          6.00%, 8/15/09                                    2,500        2,599
          6.125%, 8/15/07                                  33,000       34,602
          6.25%, 2/15/07                                   24,000       25,318
          6.50%, 8/15/05-2/15/10                           73,650       78,532
          7.00%, 7/15/06                                   22,200       24,108
     Stripped Interest
          Zero Coupon, 5/15-8/15/10                        25,450       15,436
Total U.S. Government Obligations (Cost  $208,206)                     213,883

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  11.0%

U.S. Government Guaranteed Obligations  11.0%
Government National Mortgage Assn.
     I
          6.00%, 12/15/08 - 4/15/14                         3,380        3,370
          6.50%, 8/15/02 - 2/15/29                         10,772       10,696
          7.00%, 7/15 - 9/15/16                               466          481
          7.50%, 10/15/07 - 11/15/17                        1,454        1,515
          8.00%, 2/15/08 - 10/15/25                         1,216        1,276
          8.50%, 8/15/04 - 4/15/23                            573          604
          9.00%, 9/15/01 - 11/15/25                           322          332
          9.50%, 9/15/01 - 5/15/25                            542          566
          10.00%, 5/15/04 - 8/15/19                            93          100
          10.50%, 7/15/03 - 11/15/14                           46           50

          11.00%, 12/15/09 - 12/15/19                  $      481   $      526
          11.50%, 3/15/10 - 2/15/18                           819          915
          12.50%, 10/15/13 - 3/15/15                           93          106
     II
          9.00%, 10/20/16 - 2/20/27                            65           68
          9.50%, 1/20 - 11/20/25                               57           59
          10.50%, 1/20/16 - 6/20/19                           340          374
     CMO, 6.50%, 10/16/27                                   2,690        2,690
     GPM, I, 11.00%, 9/15/10                                   28           31
     Midget, I
          6.00%, 12/15/08 - 3/15/11                           556          559
          10.00%, 9/15/05                                      34           35
     TBA, II, 6.50%, 12/31/99                               2,300        2,271

Total U.S. Government Mortgage-Backed
     Securities (Cost  $26,202)                                         26,624

Money Market Funds  0.9%
T. Rowe Price Government
     Reserve Investment Fund, 3.88% #                       2,067        2,067
Total Money Market Funds (Cost $2,067)                                   2,067

Total Investments in Securities
99.9% of Net Assets (Cost  $236,475)                                $  242,574

FUTURES CONTRACTS
-----------------
In thousands
                                              Contract  Unrealized
                                 Expiration      Value  Gain (Loss)
                                 ----------  ---------  -----------
Long, 50 ten year U.S. Treasury
  Note contracts $75,000 par of
  7.00% U.S. Treasury Notes
  pledged as initial margin         6/01     $  5,184     (164)

Long, 100 five year U.S.Treasury
  Note contracts $66,250 par of
  7.00% U.S. Treasury Notes
  pledged as initial margin         6/01     $ 10,403      (87)

Net payments (receipts) of
variation margin to date                                                   346

Variation margin receivable (payable)
on open futures contracts                                                   95

Other Assets Less Liabilities                                              256

NET ASSETS                                                          $  242,925

Net Assets Consist of:
Accumulated net investment income -
     net of distributions                                           $     (917)
Accumulated net realized gain/loss -
     net of distributions                                               (4,876)
Net unrealized gain (loss)                                               5,848
Paid-in-capital applicable to 46,212,975
  shares of $0.01 par value capital stock
  outstanding; 2,000,000,000 shares
  of the Corporation authorized                                        242,870

NET ASSETS                                                          $  242,925

NET ASSET VALUE PER SHARE                                           $     5.26

     #  Seven-day yield
   CMO  Collateralized Mortgage Obligation
   GPM  Graduated Payment Mortgage
   TBA To be announced security was purchased on a forward commitment basis

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------
                                                                  May 31, 2001
STATEMENT OF NET ASSETS
                                                              Par        Value
                                                                In thousands
U.S. GOVERNMENT OBLIGATIONS/AGENCIES  85.4%

U.S. Treasury Obligations  85.4%
U.S. Treasury Bonds
          5.375%, 2/15/31                                  $  3,250   $   3,068
          6.25%, 8/15/23                                     17,000      17,608
          7.125%, 2/15/23                                    22,700      25,889
          7.25%, 5/15/16                                     27,950      31,809
          7.625%, 2/15/25                                    13,775      16,684
          8.75%, 5/15/17                                     14,000      18,158
          8.875%, 2/15/19                                    30,900      40,894

U.S. Treasury Inflation-Indexed Notes
          3.375%, 1/15/07                                    15,430      15,753
          3.625%, 1/15/08                                     3,272       3,373

U.S. Treasury Notes
     Stripped Interest
          Zero Coupon, 5/15/16 - 11/15/21                   234,000      86,251

Total U.S. Government Obligations/
     Agencies (Cost  $254,961)                                          259,487

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  13.1%

U.S. Government Guaranteed Obligations  13.1%
Government National Mortgage Assn.
     I
          6.00%, 11/15/12 - 2/15/16                          12,804      12,690
          6.50%, 7/15/09 - 5/15/31                            4,676       4,712
          8.00%, 2/15/04 - 3/15/17                              464         484
          8.50%, 12/15/05 - 2/15/27                           2,019       2,125
          9.00%, 11/15/04 - 8/15/25                           3,388       3,648
          9.50%, 8/15/09 - 12/15/17                           3,445       3,728
          10.00%, 12/15/17 - 7/15/22                            463         508
          10.50%, 5/15/13 - 7/15/19                             156         173
          11.50%, 10/15/10 - 8/15/15                             70          78

     II

          7.00%, 11/20/23 - 1/20/24                        $     24   $      25
          8.50%, 10/20/24                                       215         226
     REMIC
          CMO, 6.35%, 1/20/28                                 5,000       4,681
          CMO, 6.50%, 5/20/28                                 4,996       4,737
          CMO, 7.00%, 5/16/24                                 2,000       2,044
          Interest Only, 8.00%, 6/16/23 **                      202          20

Total U.S. Government Mortgage-Backed
     Securities (Cost  $40,047)                                          39,879

Money Market Funds  0.7%
T. Rowe Price Government Reserve
     Investment Fund, 3.88% #                                 2,220       2,220
Total Money Market Funds (Cost $2,220)                                    2,220

Total Investments in Securities
99.2% of Net Assets (Cost  $297,228)                                  $ 301,586

Other Assets Less Liabilities                                             2,209

NET ASSETS                                                            $ 303,795

Net Assets Consist of:
Accumulated net investment income -
     net of distributions                                             $      12
Accumulated net realized gain/loss -
     net of distributions                                                  (648)
Net unrealized gain (loss)                                                4,358
Paid-in-capital applicable to 27,388,312
     shares of $0.01 par value capital stock
     outstanding; 2,000,000,000 shares
     of the Corporation authorized                                      300,073

NET ASSETS                                                            $ 303,795

NET ASSET VALUE PER SHARE                                             $   11.09

    ** For Interest Only securities par amount represents notional principal on which the funds receives interest
     #  Seven-day yield
   CMO  Collateralized Mortgage Obligation
 REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                            In thousands
                                            Money   Intermediate      Long-Term
                                             Fund           Fund           Fund
                                       Year Ended     Year Ended     Year Ended
                                          5/31/01        5/31/01        5/31/01
INVESTMENT INCOME (LOSS)
Interest income                         $  53,777      $  14,199      $  18,866
Expenses
  Investment management                     2,945            869          1,128
  Shareholder servicing                     1,360            495            656
  Custody and accounting                      119            107            101
  Prospectus and shareholder reports           69             19             13
  Registration                                 37             27             24
  Legal and audit                              12             12             12
  Directors                                    10              7              7
  Miscellaneous                                 5              4              4
  Total expenses                            4,557          1,540          1,945
  Expenses paid indirectly                    (13)            (1)            (3)
  Net expenses                              4,544          1,539          1,942
Net investment income (loss)               49,233         12,660         16,924

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                   55            131            394
  Futures                                       -            950            399
  Net realized gain (loss)                     55          1,081            793
Change in net unrealized gain or loss
  Securities                                    -         12,841         12,368
  Futures                                       -           (251)             -
  Change in net unrealized gain or loss         -         12,590         12,368
Net realized and unrealized gain (loss)        55         13,671         13,161

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                  $  49,288      $  26,331      $  30,085

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY MONEY FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
                                                            Year
                                                           Ended
                                                         5/31/01       5/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                       $    49,233   $    42,724
  Net realized gain (loss)                                    55            30
  Increase (decrease) in net assets from operations       49,288        42,754

Distributions to shareholders
  Net investment income                                  (49,233)      (42,724)

Capital share transactions *
  Shares sold                                          1,158,503     2,512,141
  Distributions reinvested                                47,380        40,913
  Shares redeemed                                     (1,177,223)   (2,515,619)
  Increase (decrease) in net assets from capital
  share transactions                                      28,660        37,435

NET ASSETS
Increase (decrease) during period                         28,715        37,465
Beginning of period                                      927,410       889,945
END OF PERIOD                                        $   956,125   $   927,410

*Share information
  Shares sold                                          1,158,503     2,512,141
  Distributions reinvested                                47,380        40,913
  Shares redeemed                                     (1,177,223)   (2,515,619)
  Increase (decrease) in shares outstanding               28,660        37,435

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands

                                                           Year
                                                          Ended
                                                        5/31/01        5/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                       $   12,660    $   13,409
  Net realized gain (loss)                                1,081        (6,458)
  Change in net unrealized gain or loss                  12,590        (2,366)
  Increase (decrease) in net assets from operations      26,331         4,585

Distributions to shareholders
  Net investment income                                 (12,660)      (13,409)
  Net realized gain                                           -        (2,460)
  Decrease in net assets from distributions             (12,660)      (15,869)

Capital share transactions *
  Shares sold                                            93,582        75,533
  Distributions reinvested                               10,815        13,264
  Shares redeemed                                      (105,493)     (103,150)
  Increase (decrease) in net assets from capital
  share transactions                                     (1,096)      (14,353)

NET ASSETS
Increase (decrease) during period                        12,575       (25,637)
Beginning of period                                     230,350       255,987
END OF PERIOD                                        $  242,925    $  230,350

*Share information
  Shares sold                                            17,901        14,978
  Distributions reinvested                                2,088         2,638
  Shares redeemed                                       (20,231)      (20,516)
  Increase (decrease) in shares outstanding                (242)       (2,900)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                 In thousands

                                                            Year
                                                           Ended
                                                         5/31/01      5/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $   16,924   $   19,134
  Net realized gain (loss)                                   793       (2,077)
  Change in net unrealized gain or loss                   12,368      (10,189)
  Increase (decrease) in net assets from operations       30,085        6,868

Distributions to shareholders
  Net investment income                                  (16,924)     (19,134)
  Net realized gain                                            -       (3,483)
  Decrease in net assets from distributions              (16,924)     (22,617)

Capital share transactions *
  Shares sold                                             79,502       80,055
  Distributions reinvested                                16,036       21,607
  Shares redeemed                                       (104,744)    (119,608)
  Increase (decrease) in net assets from capital
  share transactions                                      (9,206)     (17,946)

NET ASSETS
Increase (decrease) during period                          3,955      (33,695)
Beginning of period                                      299,840      333,535
END OF PERIOD                                         $  303,795   $  299,840

*Share information
  Shares sold                                              7,056        7,506
  Distributions reinvested                                 1,437        2,044
  Shares redeemed                                         (9,434)     (11,337)
  Increase (decrease) in shares outstanding                 (941)      (1,787)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
                                                                  May 31, 2001
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund) are three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     VALUATION Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the funds as of June 1, 2001. The guide requires all premiums and discounts on MBS securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the funds will adjust the cost of their MBS securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments
("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended May 31, 2001, the Intermediate Fund and Long-Term Funds were parties to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in interest rates.

     Purchases and sales of U.S. government securities, other than short-term securities, for the year ended May 31, 2001, were as follows:


                                                   Intermediate       Long-Term
                                                           Fund            Fund
U.S. government securities
    Purchases                                     $ 263,720,000    $ 94,506,000
    Sales                                           249,697,000     102,702,000


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the Intermediate Fund has $5,422,000 of capital loss carryforwards, $842,000 of which expires in 2008 and $4,580,000 in 2009. As of May 31, 2001, the Long-Term Fund has $1,221,000 of capital loss carryforwards, $293,000 of which expires in 2008 and $928,000 in 2009. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2001, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $949,012,000, $236,475,000, and $297,228,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:


                                               Intermediate       Long-Term
                                                       Fund            Fund

    Appreciated investments                   $  6,567,000     $  8,205,000
    Depreciated investments                       (468,000)      (3,847,000)
    Net unrealized gain (loss)                $  6,099,000     $  4,358,000

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $258,000, $76,000, and $98,000 were payable at May 31, 2001, by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $1,207,000, $476,000, and $280,000, respectively, for the year ended May 31, 2001, of which $97,000, $40,000, and $22,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 54% of the outstanding shares of the Long-Term Fund at May 31, 2001. For the year then ended, the Long-Term Fund was allocated $406,000 of Spectrum expenses, $38,000 of which was payable at period-end.

     The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and Long-Term Funds for the year ended May 31, 2001, totaled $242,000 and $196,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE U.S. TREASURY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund (comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
June 19, 2001

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     INVESTMENT SERVICES AND INFORMATION
          KNOWLEDGEABLE SERVICE REPRESENTATIVES

                    By Phone Shareholder service representatives are available from 7 a.m. to midnight ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

                    In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

          AUTOMATED 24-HOUR SERVICES

                    Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

                    Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

          ACCOUNT SERVICES

                    Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield, U.S. Bond Index, and Emerging Markets Bond Funds).

                    Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

                    Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

                    Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

        BROKERAGE SERVICES*

                    Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

                    To Open an Account Call a shareholder service representative for more information.

        INVESTMENT INFORMATION

                    Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

                    Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss
                    T. Rowe Price's economic outlook.

                    T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

                    Performance Update This quarterly report reviews recent market develop- ments and provides comprehensive performance information for the T. Rowe Price fund family.

                    Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

                    Detailed Investment Guides Our Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Readiness Guide, and Retirement Planning Kit can help you determine and reach your investment goals.

                     * T. Rowe Price Brokerage is a division of T. Rowe Price
                       Investment Services, Inc., Member NASD/SIPC.

                    ** Based on a January 2001 survey for representative-
                       assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
-----
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
----------------------------------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio
Money Funds (cont.)
Summit Municipal
Money Market
Tax-Exempt Money

*    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states. The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
T.  Rowe  Price  (T.  Rowe  Price  International  for  the  International  Stock
Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------
    ADVISORY SERVICES, RETIREMENT RESOURCES

    T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         ADVISORY SERVICES*

         T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT INFORMATION
----------------------
PLANNING AND INFORMATIONAL GUIDES
---------------------------------
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

INSIGHTS REPORTS
----------------
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

* These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.

T. ROWE PRICE INSIGHTS REPORTS

-------------------------------------------------------------------------------
THE FUNDAMENTALS OF INVESTING

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
-------------------
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

INVESTMENT STRATEGIES
---------------------
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
-------------------
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Industry-Focused Stock Funds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
------------------
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------
     BROKERAGE SERVICES

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     Research Services To help you make informed investment decisions, we offer access to research. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates.

     Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

     * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
     ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.        C07-050  5/31/01